UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 16, 2007

LITTLE SIOUX CORN PROCESSORS, L.L.C.

(Exact name of small business issuer as specified in its charter)

Iowa	0001229899	42-1510421
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4808 F Ave.

Marcus, IA 51035

(Address of principal executive offices)

(712) 376-2800

(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition and Item 7.01 Regulation FD Disclosure

On January 16, 2007 the Registrant’s Board of Directors, acting as general partner of LSCP, LLLP, approved a cash distribution of $14,718,019 to LSCP, LLLP partners of record as of January 16, 2007.  As a holder of 60.1539% of the units of LSCP, LLLP, the Registrant will receive a cash distribution of $8,853,462.43.  On January 16, 2007, the Registrant’s Board of Directors approved a cash distribution of $800.00 per membership unit or a total of $8,752,800.00 to its unit holders of record as of January 16, 2007.

A copy of the press release announcing and describing this distribution was made available on the Registrant’s website on January 19, 2007 and is attached hereto as Exhibit 99.1.  Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein and herein shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

Cash Incentive Awards. On January 16, 2007, the Registrant’s Board of Directors, acting as general partner of LSCP, LLLP, approved and authorized a cash incentive awards for 2006 payable to all employees of LSCP, LLLP, including Steve Roe, our President and Chief Executive Officer, and Gary Grotjohn, our Chief Financial Officer.  Each employee will receive a cash award in an amount equal to fifteen percent (15%) of each employee’s gross wages during calendar year 2006.

Deferred Compensation Awards. On January 16, 2007, the Registrant’s Board of Directors, acting as general partner of LSCP, LLLP, approved and authorized a deferred compensation award of twenty percent (20%) of base salary for the 2006 calendar year to the following executive officers:  Steve Roe, our President and Chief Executive Officer, and Gary Grotjohn, our Chief Financial Officer. This deferred compensation award was made pursuant to LSCP, LLLP’s deferred compensation plan established on May 1, 2005.  The benefit will be one hundred percent (100%) vested on January 16, 2013, provided Mr. Roe and Mr. Grotjohn are employed full-time by us throughout the entire six-year period. Any vested amounts will be paid out in a lump sum on the first business day following the day in which vesting is complete.

Item 9.01 Financial Statements and Exhibits

(d)  Exhibits

Exhibit No.	Description
99.1	Press Release dated January 18, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LITTLE SIOUX CORN PROCESSORS, L.L.C.

Dated: January 19, 2007	By:	/s/ Gary Grotjohn
Gary Grotjohn, Chief Financial Officer